PROSPECTUS SUPPLEMENT                             52264 4/99
DATED APRIL 20, 1999

PUTNAM TAX-FREE INSURED FUND
Prospectus dated November 30, 1998

Effective April 21, 1999, the 12b-1 fees payable by Class B shares are increased to 0.60%. As a result, the paragraph under the annual fund operating expenses table in the section "Expenses summary" is replaced with the following:

The table is provided to help you understand the expenses of investing and your share of fund operating expenses. The 12b-1 fees for class B shares reflect the maximum amount expected to be paid under the class B distribution plan after April 21, 1999; from May 16, 1997 to April 20, 1999, no payments were made under the plan. Actual 12b-1 fees and total fund operating expenses for class B shares were 0.00% and 0.74%, respectively.

In addition, the second paragraph of the section "Distribution
Plan" is removed.